                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 30, 1998


                     Advanta Mortgage Conduit Services, Inc.
             (Exact name of registrant as specified in its charter)


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
                    Delaware                      333-52351                   23-2723382
          (State or Other Jurisdiction        (Commission File             (I.R.S. Employer
                of Incorporation)                  Number)                Identification No.)
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              Attention: President                              19477
              Welsh & McKean Roads                            (Zip Code)
           Spring House, Pennsylvania
    (Address of Principal Executive Offices)





        Registrant's telephone number, including area code (215) 657-4000


                                    No change
          (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Class A Notes and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. (the "Registrant") registered an issuance of $3,595,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-52351) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Home Equity Loan Trust 1998-B (the "Trust") issued approximately $107,500,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Notes, Series 1998-B (the "Notes"), on September 30, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 1998, between the Trust and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Trustee"). The Notes evidence indebtedness of the Trust and consist of two classes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes"). Also issued, but not offered, by the Trust are Certificates ("Certificates") evidencing the ownership interest in the Trust. The Certificates will initially be retained by Advanta Holding Trust.

                  The primary assets of the Trust are two pools of mortgage loans referred to as the "HELOC Pool" and the "HLTV Pool." The HELOC Pool consists solely of adjustable rate home equity revolving credit line loans secured by first or junior mortgages or deeds of trust on residential property made under certain home equity revolving credit line loan agreements and related promissory notes and relates primarily to the Class A-1 Notes. The HLTV Pool consists solely of fixed-rate closed-end high-loan-to-value mortgage loans secured by junior mortgages or deeds of trust on residential property and relates primarily to the Class A-2 Notes.

                  The Class A-1 Notes have an aggregate principal amount of $67,500,000 and a variable interest rate. The Class A-2 Notes have an aggregate principal amount of $40,000,000 and a fixed interest rate of 6.55% per annum.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable
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(c)   Exhibits:

                  1.1 Underwriting Agreement, dated September 25, 1998, among Advanta National Bank and Advanta Finance Corp., as Originators, Advanta Mortgage Conduit Services, Inc., as Sponsor, and Bear, Stearns & Co. Inc., as Underwriter.

                  4.1 Indenture, dated as of September 1, 1998, between Advanta Home Equity Loan Trust 1998-B and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.2.1 Trust Agreement, dated as of September 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust.

                  4.2.2 Trust Agreement, dated as of September 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Holding Trust and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Home Equity Loan Trust 1998-B.

                  4.3 Sale and Servicing Agreement, dated as of September 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Holding Trust, Advanta Revolving Home Equity Loan Trust 1998-B, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.4 Note Guaranty Insurance Policies, each dated September 30, 1998, and issued and delivered by MBIA Insurance Corporation.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of September 30, 1998.

                  10.1 Purchase Agreement, dated as of September 1, 1998, between Advanta National Bank and Advanta Finance Corp., as Originators, on one hand, and Advanta Mortgage Conduit Services, Inc., as Purchaser, on the other hand.

                  10.2 Indemnification Agreement, dated September 25, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank and Advanta Finance Corp., as Originators, Bear, Stearns & Co.
Inc., as Underwriter, and MBIA Insurance Corporation, as Insurer.

                  23.1 Consent of PricewaterhouseCoopers LLP regarding financial statements of MBIA Insurance Corporation and their report.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ADVANTA MORTGAGE CONDUIT SERVICES, INC., as
                                    Sponsor and on behalf of Advanta Home Equity
                                    Loan Trust 1998-B
                                    Registrant



                                    By: /s/ Mark Dunsheath
                                        ----------------------
                                        Name:  Mark Dunsheath
                                        Title:  Vice President




Dated:  October 15, 1998

                                  EXHIBIT INDEX


Exhibit No.       Description


         1.1 Underwriting Agreement, dated September 25, 1998, among Advanta National Bank and Advanta Finance Corp., as Originators, Advanta Mortgage Conduit Services, Inc., as Sponsor, and Bear, Stearns & Co. Inc., as Underwriter.

         4.1 Indenture, dated as of September 1, 1998, between Advanta Home Equity Loan Trust 1998-B and Bankers Trust Company of California, N.A., as Indenture Trustee.

         4.2.1 Trust Agreement, dated as of September 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust.

         4.2.2 Trust Agreement, dated as of September 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Holding Trust and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Home Equity Loan Trust 1998-B.

         4.3 Sale and Servicing Agreement, dated as of September 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Holding Trust, Advanta Revolving Home Equity Loan Trust 1998-B, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

         4.4 Note Guaranty Insurance Policies, each dated September 30, 1998, and issued and delivered by MBIA Insurance Corporation.

         8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of September 30, 1998.

         10.1 Purchase Agreement, dated as of September 1, 1998, between Advanta National Bank and Advanta Finance Corp., as Originators, on one hand, and Advanta Mortgage Conduit Services, Inc., as Purchaser, on the other hand.

         10.2 Indemnification Agreement, dated September 25, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank and Advanta Finance Corp., as Originators, Bear, Stearns & Co. Inc., as Underwriter, and MBIA Insurance Corporation, as Insurer.

         23.1 Consent of PricewaterhouseCoopers LLP regarding financial statements of MBIA Insurance Corporation and their report.